UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2026
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 220-9E-02, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	NYSE Texas, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
3.500% Notes due 2028	MMM28A	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
3.900% Notes due 2031	MMM31A	New York Stock Exchange
4.100% Notes due 2034	MMM34	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 1.01. Entry Into a Material Definitive Agreement

On November 3, 2026, 3M Company (“3M” or the “Company”) entered into a settlement arrangement (the “Settlement”) which is structured to promote participation by claimants and is intended to resolve the vast majority of alleged per- or poly-fluoroalkyl substance (“PFAS”)-related personal injury claims that are the focus of the Aqueous Film-Forming Foam multidistrict litigation (“AFFF MDL”) in federal district court in South Carolina.

Pursuant to the Settlement, reached through the mediation process that the Company has previously disclosed, 3M will contribute a total nominal amount of $7.35 billion between 2026 and 2034. The actual amount, payment terms, and dates are subject to satisfaction of certain participation thresholds claimants must meet. To participate in the settlement, individuals with actual or potential litigation claims in the AFFF MDL must enroll in the Settlement and provide 3M with a full release of any and all PFAS-related personal injury and certain other related claims they have asserted or could assert.

The Settlement provides that 3M does not admit any liability or wrongdoing.

The foregoing description of the Settlement is qualified in its entirety by reference to the full text of the settlement agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 8.01 Other Events

On November 3, 2026, 3M issued a press release announcing the entry into the Settlement (filed as Exhibit 99.1 hereto and incorporated herein by reference). As a result of the Settlement, the Company will record a pre-tax charge of approximately $5.8 billion in the fourth quarter of 2026, representing the present value of contributions under the Settlement. This charge will be reflected as an adjustment in arriving at 3M’s results, adjusted for special items.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections as to the amount and timing of payments made under the Settlement and statements regarding the potential impact of the Settlement on the existing litigation relating to the claims that are the subject of the Settlement. You can identify these statements by the use of words such as "anticipate," "estimate," "expect," "aim," "project," "intend," "plan," "believe," "will," "should," "could," “would,” "target," "forecast" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or business plans or prospects. Forward-looking information is based on management’s estimates, assumptions, and projections, and is subject to significant uncertainties and other factors, many of which are beyond 3M’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, whether the anticipated participation by plaintiffs in the Settlement will be achieved, whether the number of plaintiffs that participate in the Settlement will meet current expectations or will fall below the level that would permit 3M to terminate the Settlement (and whether 3M will elect to terminate the Settlement if this occurs), whether there will be a significant number of future claims by plaintiffs that decline to participate in the Settlement, whether the Settlement is appealed or challenged, the filing of additional, or the outcome of any other pending or future, litigation relating to the claims that are the subject of the Settlement, or changes in related laws or regulations. Additional important risk factors that could cause future actual results or events to differ materially are the following: (1) worldwide economic, political, regulatory, international trade, geopolitical, capital markets and other external conditions and other factors beyond the Company's control, including inflation; recession; military conflicts; trade restrictions such as sanctions, tariffs, reciprocal and retaliatory tariffs, and other tariff-related measures; regulatory requirements, legal actions, or enforcement; and natural and other disasters or climate change affecting the operations of the Company or its customers and suppliers; (2) foreign currency exchange rates and fluctuations in those rates; (3) liabilities and the outcome of contingencies related to certain fluorochemicals known as "PFAS," including liabilities related to claims, lawsuits, and government regulatory proceedings concerning various PFAS-related products and chemistries, as well as risks related to the Company's exit of PFAS manufacturing and work to discontinue use of PFAS across its product portfolio; (4) risks related to the PWS Settlement to resolve claims by public water suppliers in the United States regarding PFAS, as well as risks related to ongoing PFAS-related settlements and claims; (5) legal proceedings, including significant developments that could occur in the legal and regulatory proceedings described in the Company's reports on Form 10-K, 10-Q, and 8-K, as well as compliance risks related to legal or regulatory requirements, government contract requirements, policies and practices, or other matters that require or encourage the Company or its customers, suppliers, vendors, or channel partners to conduct business in a certain way; (6) competitive conditions and customer preferences; (7) the timing and market acceptance of new product and service offerings; (8) the availability and cost of purchased components, compounds, raw materials and energy due to shortages, increased demand and wages, tariffs, supply chain interruptions, or natural or other disasters; (9) unanticipated problems or delays when implementing new business systems and solutions, including with the phased implementation of a global enterprise resource planning system, or security breaches and other disruptions to the Company's information or operational technology infrastructure; (10) use of artificial intelligence technologies; (11) the impact of acquisitions, strategic alliances, divestitures, and other strategic events resulting from portfolio management actions and other evolving business strategies; (12) operational execution, including the extent to which the Company can realize the benefits of planned productivity improvements, as well as the impact of organizational restructuring activities; (13) financial market risks that may affect the Company's funding obligations under defined benefit pension and postretirement plans; (14) the Company’s credit ratings and its cost of funding; (15) tax-related external conditions, including changes in tax rates, laws, or regulations; (16) matters relating to the Company's Aearo Entities, Combat Arms Earplugs Settlement, and related products; and (17) matters relating to the spin-off of Solventum, the Company's former Health Care business, into an independent public company. Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located in the Reports under "Cautionary Note Concerning Factors That May Affect Future Results" and "Risk Factors" in Part I, Items 1 and 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports). The Company assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
10.1    Master Settlement Agreement, dated November 3, 2026, between 3M Company and the Negotiating
    Plaintiffs’ Counsel in In re: Aqueous Film-Forming Foams Products Liability Litigation, MDL
No. 2:18-mn-2873, United States District Court for the of District of South Carolina
10.1A        Payment Schedule to Settlement Agreement
99.1        Press Release dated November 3, 2026 of 3M Company.
104        Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Kevin H. Rhodes

Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer and Secretary
Dated: November 3, 2026